UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2023

DASEKE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37509	47-3913221
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15455 Dallas Parkway, Suite 550 Addison, Texas	75001
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 248-0412

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DSKE	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act   ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously announced, on December 22, 2023, Daseke, Inc. (the “Company” or “Daseke”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with TFI International Inc., a corporation incorporated pursuant to the Canada Business Corporations Act (“Parent”), and Diocletian MergerCo, Inc., a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Acquisition Sub”). Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Acquisition Sub will be merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent.

The Company’s board of directors (the “Board”) unanimously (i) approved the Merger Agreement and the transactions contemplated thereby, including the Merger, (ii) determined that the Merger and the other transactions contemplated by the Merger Agreement are advisable and in the best interests of the Company and its stockholders and (iii) subject to the terms of the Merger Agreement, directed that the adoption of the Merger Agreement be submitted for consideration by the Company’s stockholders and resolved to recommend the adoption of the Merger Agreement by the Company’s stockholders.

Effect on Company Capital Stock

As a result of the Merger, except as otherwise provided in the Merger Agreement, each share of common stock, par value $0.0001 per share, of the Company (“Common Stock”) issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) will be converted into the right to receive $8.30 per share in cash, without interest (the “Merger Consideration”).

If the Merger is consummated, the Common Stock will be delisted from the NASDAQ Stock Market and deregistered under the Securities Exchange Act of 1934, as amended, as soon as practicable following the Effective Time.

Pursuant to the Merger Agreement, the Company has agreed to use its commercially reasonable efforts following the date of the Merger Agreement (December 22, 2023), but subject to and conditioned upon the Effective Time, to obtain, or cause to be obtained, the consent of the holders of the 7.625% Series A Convertible Cumulative Preferred Stock, par value $0.0001 per share, of the Company (the “Convertible Preferred Stock”) to elect to be converted into shares of Common Stock upon the occurrence of the Effective Time (and, otherwise, pursuant to the terms of the Certificate of Designations, Preferences, Rights and Limitations of the Convertible Preferred Stock) such that the resulting Common Stock is converted into the right to receive the Merger Consideration. In addition, pursuant to the Merger Agreement, the Company has agreed to use commercially reasonable efforts to facilitate the redemption of the Series B-1 Perpetual Redeemable Preferred Stock, par value $0.0001 per share (“Series B-1 Preferred Stock”), of the Company and the Series B-2 Perpetual Redeemable Preferred Stock, par value $0.0001 per share, of the Company on or prior to the date on which the Merger closes. In May 2023, the Company redeemed all outstanding shares of Series B-1 Preferred Stock, and there are no shares of Series B-1 Preferred Stock outstanding.

Treatment of Company Equity Awards

Pursuant to the Merger Agreement, at the Effective Time:

•	each option to purchase shares of Common Stock (a “Company Option”) that is outstanding immediately prior to the Effective Time will automatically vest (if unvested) and be canceled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the total number of shares of Common Stock subject to such Company Option and (ii) the excess, if any, of the Merger Consideration over the exercise price per share of such Company Option (meaning that any Company Option with an exercise price per share equal to or greater than the Merger Consideration will be canceled without any cash payment being made in respect thereof);

•	each outstanding Company restricted stock unit that vests solely on the basis of time (a “Company RSU”) that is vested or will become vested at the Effective Time automatically in accordance with its terms solely as a result of the consummation of the transactions contemplated by the Merger Agreement will be canceled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Common Stock subject to such Company RSU and (ii) the Merger Consideration;

•	except as otherwise agreed by the holder of the Company RSU and Parent, each unvested outstanding Company RSU will be converted into a time-based restricted stock unit of Parent (a “Parent RSU”), based on the exchange ratio specified in the Merger Agreement (the “Exchange Ratio”), with the same terms applicable to such Company RSU immediately prior to the Effective Time;

•	each outstanding Company performance stock unit that vests on the basis of time and the achievement of performance targets (a “Company PSU”) that is vested or will become vested at the Effective Time automatically in accordance with its terms solely as a result of the consummation of the transactions contemplated by the Merger Agreement will be canceled and converted into the right to receive an amount in cash (without interest and subject to applicable withholding taxes) equal to the product of (i) the number of shares of Common Stock subject to such Company PSU (as determined in accordance with the terms of the applicable award agreement) and (ii) the Merger Consideration; and

•	except as otherwise agreed by the holder of the Company PSU and Parent, each unvested outstanding Company PSU will be converted into a Parent RSU, based on the Exchange Ratio and assuming target performance, with the same terms applicable to the Company RSUs immediately prior to the Effective Time (except that it will cliff vest on the date that would have been the end of the performance period under the terms applicable to such Company PSU immediately prior to the Effective Time).

Conditions to the Merger and Closing

Completion of the Merger is subject to customary closing conditions, including (i) the adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Common Stock (the “Requisite Stockholder Approval”), (ii) the expiration or termination of the waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the expiration or termination of waiting periods applicable to the Merger, or the receipt of clearance of the Merger, under the antitrust, foreign investment and transportation laws of certain other jurisdictions, (iii) the absence of any law or order issued by a governmental authority of a competent jurisdiction prohibiting the Merger, and (iv) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the date of the Merger Agreement. Completion of the Merger is not subject to a financing condition.

The parties to the Merger Agreement have agreed to use their respective reasonable best efforts to consummate and make effective the transactions contemplated by the Merger Agreement and to cause the conditions to the Merger to be satisfied as expeditiously as practicable. In particular, in furtherance thereof, Parent and Acquisition Sub have agreed to take (and to cause their affiliates to take) promptly any and all steps necessary or reasonably advisable to avoid or eliminate any impediment and obtain all consents that may be required by any governmental authority so as to enable the parties to consummate the transactions contemplated by the Merger Agreement, including the Merger, as expeditiously as possible, including (i) selling, divesting, licensing or otherwise disposing of, or holding separate and agreeing to sell, divest, license or otherwise dispose of, any assets of the Company, Parent, Acquisition Sub or their respective affiliates, (ii) terminating, amending or assigning existing relationships and contractual rights and obligations of the Company, Parent, Acquisition Sub or their respective affiliates, (iii) requiring Parent, Acquisition Sub, the Company or any of their respective affiliates to grant any right or commercial or other accommodation to, or enter into any material commercial contractual or other commercial relationship with, any third party and (iv) imposing limitations on Parent, Acquisition Sub, the Company or any of their respective affiliates with respect to how they own, retain, conduct or operate all or any portion of their respective businesses or assets; provided that any such action is conditioned upon the consummation of the transactions contemplated by the Merger Agreement, including the Merger, and that Parent and Acquisition Sub will not be required to take (or agree not to take) any action, (a) that is not conditional on the consummation of the Merger, (b) that would subject Parent, Acquisition Sub or any of their affiliates to any criminal liability or (c) when taken together with all other actions, efforts or agreements, would reasonably be expected to have a material adverse effect on the business, operations or financial results of Parent and its subsidiaries (including the Company and its subsidiaries) as a whole.

Non-Solicitation of Competing Offers

Pursuant to the Merger Agreement, the Company has agreed to comply with customary non-solicitation restrictions. Subject to certain customary “fiduciary out” exceptions, the Board is required to recommend that the Company’s stockholders vote in favor of the approval of the Merger. However, the Company may, prior to the receipt of the Requisite Stockholder Approval, make an Adverse Recommendation Change (as defined in the Merger Agreement) in connection with a Superior Proposal or Intervening Event (each as defined the Merger Agreement) if the Company complies with certain notice and other requirements set forth in the Merger Agreement.

Termination Rights and Fees

Either the Company or Parent may terminate the Merger Agreement in certain circumstances, including if (i) the Merger has not been consummated on or before 5:00 p.m. (Dallas time) on September 21, 2024 (provided that such date will be automatically extended to December 20, 2024 if the expiration or termination of the waiting period applicable to the Merger under the HSR Act, or the expiration or termination of waiting periods applicable to the Merger, or the receipt of clearance of the Merger, under the antitrust, foreign investment and transportation laws of certain other jurisdictions has not occurred), (ii) a governmental authority of a competent jurisdiction has issued a final and non-appealable law or order prohibiting the Merger, (iii) the Requisite Stockholder Approval is not obtained at the meeting of the Company’s stockholders that is held for the purpose of voting upon the approval of the Merger (the “Stockholders’ Meeting”) or (iv) the other party materially breaches, and does not cure, any representation or covenant that would cause the related condition to the other party’s obligation to consummate the Merger not to be satisfied, in each case subject to certain limitations set forth in the Merger Agreement.

The Company may also terminate the Merger Agreement if, prior to receipt of the Requisite Stockholder Approval, the Board has authorized the Company to enter into an Alternative Acquisition Agreement (as defined in the Merger Agreement) with respect to a Superior Proposal and, substantially concurrently with such termination, the Company enters into such Alternative Acquisition Agreement and pays a termination fee of $12.45 million to Parent.

In addition, Parent may terminate the Merger Agreement, and receive a termination fee from the Company of $12.45 million, if the Board has made an Adverse Recommendation Change, which termination right expires once the Requisite Stockholder Approval has been obtained.

Further, the Company would be obligated to pay a termination fee of $12.45 million to Parent if (i) a third party makes a Competing Proposal (as defined in Section 8.3(a) of the Merger Agreement) to the Company or its stockholders after December 22, 2023, (ii) the Merger Agreement is subsequently terminated by either the Company or Parent because the Requisite Stockholder Approval is not obtained, (iii) at the time of the Stockholders’ Meeting, a Competing Proposal has been publicly announced and has not been withdrawn and (iv) within 12 months of such termination of the Merger Agreement, the Company consummates a transaction involving a Competing Proposal or enters into a definitive agreement providing for the consummation of a Competing Proposal and such Competing Proposal is subsequently consummated.

Other Terms of the Merger Agreement

The Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to use its reasonable best efforts to conduct its business in the ordinary course of business, consistent with past practice, during the period between the date of the Merger Agreement and the earlier of the Effective Time and the termination of the Merger Agreement and to not engage in specified types of transactions during this period, subject to certain exceptions.

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the copy of the Merger Agreement attached hereto as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement and the above description have been included to provide investors and security holders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, Parent or Acquisition Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Investors should be aware that the representations, warranties and covenants or any description thereof may not reflect the actual state of facts or condition of the Company, Parent or Acquisition Sub. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement. Further, investors should read the Merger Agreement not in isolation, but only in conjunction with the other information that the respective companies include in reports, statements and other filings they make with the Securities and Exchange Commission (the “SEC”).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Agreement and Plan of Merger, dated as of December 22, 2023, among Daseke, Inc., TFI International Inc. and Diocletian MergerCo, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and attachments upon request by the SEC; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedules and attachments so furnished.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws and the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, those statements relating to the proposed Merger and the other transactions contemplated by the Merger Agreement. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “anticipate,” “continue,” “estimate,” “project,” “believe,” “plan,” “should,” “could,” “would,” “forecast,” “seek,” “target,” “predict,” and “potential,” the negative of these terms, or other comparable terminology.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K and current expectations, forecasts, and assumptions. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments will be those that the Company anticipates. Accordingly, forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Readers are cautioned not to place undue reliance on the forward-looking statements.

Forward-looking statements are subject to risks and uncertainties (many of which are beyond the Company’s control) that could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These risks and uncertainties include, but are not limited to, the risk that the Merger may not be completed on the anticipated terms in a timely manner or at all, which may adversely affect Daseke’s business and the price of Common Stock; the failure to satisfy any of the conditions to the consummation of the Merger, including obtaining required stockholder and regulatory approvals; potential litigation relating to the Merger that could be instituted against Daseke, Parent or their respective directors or officers, including the effects of any outcomes related thereto; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring Daseke to pay a termination fee; the effect of the announcement or pendency of the Merger on Daseke’s business relationships, operating results and business generally; the risk that the Merger disrupts Daseke’s current plans and operations; Daseke’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business, in light of the Merger; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger; risks related to diverting management’s attention from Daseke’s ongoing business operations; certain restrictions during the pendency of the Merger that may impact Daseke’s ability to pursue certain business opportunities or strategic transactions; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; those risks and uncertainties set forth in Part I, Item 1A of Daseke’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Daseke with the SEC; and those risks that will be described in the definitive proxy statement that will be filed with the SEC and available from the sources indicated below. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Additional risks or uncertainties that are not currently known to Daseke, that it currently deems to be immaterial, or that could apply to any company could also materially adversely affect Daseke’s business, financial condition or future results. Should one or more of these risks or uncertainties materialize, or should any of the assumptions made by management prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements contained herein. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the completion of the Merger and/or Daseke’s consolidated financial condition, results of operations or liquidity.

Important Additional Information and Where to Find It

This Current Report on Form 8-K is being made in connection with the Merger. In connection with the Merger, Daseke plans to file a proxy statement and certain other documents regarding the Merger with the SEC. The definitive proxy statement (if and when available) will be mailed to the common stockholders of Daseke. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE MERGER THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders may obtain a free copy of these materials (when they are available) and other documents filed by Daseke with the SEC at the SEC’s website at www.sec.gov, at Daseke’s website at investor.daseke.com/Home or by sending a written request to Daseke’s Investor Relations department at investors@daseke.com.

Participants in the Solicitation

Daseke and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Daseke’s common stockholders in connection with the Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in such solicitation will be set forth in the definitive proxy statement to be filed with the SEC in connection with the Merger (if and when they become available). Information regarding Daseke’s directors and certain executive officers, including a description of their direct interests, by security holdings or otherwise, is also contained in Daseke’s proxy statement for its 2023 annual meeting of stockholders, which was filed with the SEC on April 27, 2023. To the extent holdings of securities by potential participants (or the identity of such participants) have changed since the date on which the 2023 annual meeting proxy statement was filed, such information has been or will be reflected on Form 3s and 4s filed with the SEC. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DASEKE, INC.

Date: December 28, 2023	By:	/s/ Soumit Roy
	Name:	Soumit Roy
	Title:	Executive Vice President, Chief Legal Officer, General Counsel and Corporate Secretary

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